UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

April 12, 2017
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
---------------------------------	------------------------	----------------------
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
---------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Atmos Energy Corporation, a Texas and Virginia corporation (“Atmos Energy” or the “Company”), has filed this Current Report on Form 8-K (the “Form 8-K”) to provide a recast of the presentation of our consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the year ended September 30, 2016, filed on November 14, 2016 (the “Fiscal 2016 Form 10-K”) to reflect changes in the Company's reportable segments which took effect on December 1, 2016 and the presentation of the Company's nonregulated natural gas marketing business as discontinued operations.

As disclosed in our Quarterly Report on Form 10-Q for the period ended December 31, 2016 (“First Quarter Fiscal 2017 Form 10-Q”), effective January 1, 2017, we closed the sale of all the equity interests of Atmos Energy Marketing, LLC (“AEM”) to CenterPoint Energy Services, Inc., a subsidiary of CenterPoint Energy Inc. Upon the closing of that sale, Atmos Energy fully exited the nonregulated natural gas marketing business. Following the announcement of the sale of AEM, Atmos Energy revised the information used by our chief operating decision maker to manage the Company. Effective December 1, 2016, we have been managing and reviewing our consolidated operations through the following three reportable segments: (i) Distribution, (ii) Pipeline and Storage and (iii) Natural Gas Marketing (comprised solely of our discontinued natural gas marketing operations) instead of the following reportable segments prior to that time: (i) Regulated Distribution, (ii) Regulated Pipeline and (iii) Nonregulated. The Company also began to report under the new reporting structure effective with the filing of our First Quarter Fiscal 2017 Form 10-Q. Further, as a result of the sale, we presented the results of AEM as discontinued operations as of December 31, 2016. The following items of our Fiscal 2016 Form 10-K and related exhibits have been recast to reflect the segment changes and discontinued operations presentation described above, to the extent applicable, and are filed as exhibits to this Form 8-K and incorporated herein by reference:

•	Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges

•	Exhibit 99.1

◦	Item 1. Business

◦	Item 2. Properties

◦	Item 6. Selected Financial Data

◦	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

◦	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

◦	Item 8. Financial Statements and Supplementary Data

•	Exhibit 101.INS - XBRL Instance Document

•	Exhibit 101.SCH - XBRL Taxonomy Extension Schema

•	Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase

•	Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase

•	Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase

•	Exhibit 101.PRE - XBRL Taxonomy Extension Presentation Linkbase

The change in segments and presentation of discontinued operations had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, as reflected in the recast consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recast consolidated financial statements also do not represent a restatement of previously issued consolidated financial statements. No attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Fiscal 2016 Form 10-K to reflect events or occurrences after November 14, 2016, the date of the filing of the Fiscal 2016 Form 10-K, except for Note 15-Discontinued Operations, which has been substituted for the former Note 15-Subsequent Events, which appeared in Item 8 to the Fiscal 2016 Form 10-K as filed, or except as may be otherwise specifically provided in Exhibit 99.1 to this Form 8-K.

Accordingly, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the Fiscal 2016 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the Fiscal 2016 Form 10-K, including the First Quarter Fiscal 2017 Form 10-Q, in which the retrospective application of the Company’s new segments was presented for the quarterly periods ended December 31, 2016 and 2015. The Company is filing this Form 8-K so that the information in our annual financial statements for the fiscal years prior to fiscal 2017, which have been or may be incorporated by reference in any document that the Company has filed or may file from time to time with the SEC, would reflect the Company’s realigned reportable segments and discontinued operations presentation.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The statements contained in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other of our documents or oral presentations, the words “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goal”, “intend”, “objective”, “plan”, “projection”, “seek”, “strategy” or similar words are intended to identify forward-looking statements.

Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements relating to our strategy, operations, markets, services, rates, recovery of costs, availability of gas supply and other factors. These risks and uncertainties include the following: our ability to continue to access the credit and capital markets to satisfy our liquidity requirements; regulatory trends and decisions, including the impact of rate proceedings before various state regulatory commissions; the impact of adverse economic conditions on our customers; the effects of inflation and changes in the availability and price of natural gas; market risks beyond our control affecting our risk management activities, including commodity price volatility, counterparty creditworthiness or performance and interest rate risk; the concentration of our distribution, pipeline and storage operations in Texas; increased competition from energy suppliers and alternative forms of energy; adverse weather conditions; the capital-intensive nature of our natural gas distribution business; increased costs of providing health care benefits along with pension and postretirement health care benefits and increased funding requirements; the inability to continue to hire, train and retain appropriate personnel; possible increased federal, state and local regulation of the safety of our operations; increased federal regulatory oversight and potential penalties; the impact of environmental regulations on our business; the impact of climate changes or related additional legislation or regulation in the future; the inherent hazards and risks involved in operating our distribution and pipeline and storage businesses; the threat of cyber-attacks or acts of cyber-terrorism that could disrupt our business operations and information technology systems; natural disasters, terrorist activities or other events and other risks and uncertainties discussed herein, all of which are difficult to predict and many of which are beyond our control.

Accordingly, while we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, we undertake no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise. Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Fiscal 2016 Form 10‑K filed with the SEC on November 14, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
12	Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1
Business, Properties, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, Financial Statements and Supplementary Data of Atmos Energy Corporation (Part I, Items 1 and 2, and Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended September 30, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: April 12, 2017	By: /s/ CHRISTOPHER T. FORSYTHE
Christopher T. Forsythe
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
12	Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1
Business, Properties, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, Financial Statements and Supplementary Data of Atmos Energy Corporation (Part I, Items 1 and 2, and Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended September 30, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase